Financial Trends Third Quarter 2026 October 21, 2026 The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Third Quarter 2026 earnings press release, 2025 Annual Report to Shareholders and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

1 7 Financial Summary Interest Rate Trends 2 8 Net Income Trends Asset Quality 3 9 Reporting Segment Results Client Assets 4 10 Balance Sheet (EOP) Reconciliation to FTE 5 11 Regulatory Capital Reconciliation to FTE (Ratios) 6 Balance Sheet Trends TABLE OF CONTENTS

Northern Trust Corporation

FINANCIAL SUMMARY

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	% Change Q3 2026 vs. Q2 2026	% Change Q3 2026 vs. Q3 2025	Year-to Date 2026	Year-to Date 2025	Year-to Date % Change
Profitability ($ in Millions):										
Net Income	$ 642.9	$ 792.2	$ 525.5	$ 466.0	$ 457.6	(19)%	40 %	$ 1,960.6	$ 1,270.9	54 %
Earnings Allocated to Common Shares	621.9	782.2	504.7	457.0	437.2	(20)%	42 %	1,908.9	1,222.2	56 %
Earnings Per Share:										
Average common shares outstanding (000s):										
Basic	182,038	183,994	185,499	187,532	190,054	(1)%	(4)%	183,831	192,647	(5)%
Diluted	183,174	184,890	186,539	188,582	191,001	(1)%	(4)%	184,855	193,481	(4)%
Earnings Per Share										
Basic	$ 3.42	$ 4.25	$ 2.72	$ 2.44	$ 2.30	(20)%	49 %	$ 10.38	$ 6.34	64 %
Diluted	3.40	4.23	2.71	2.42	2.29	(20)%	48 %	10.33	6.32	63 %
Per Share Information / Ratios:										
Market Value Per Share (End of Period)	$ 169.36	$ 173.84	$ 139.57	$ 136.59	$ 134.60	(3)%	26 %	$ 169.36	$ 134.60	26 %
Book Value Per Common Share (End of Period)	68.89	68.41	65.40	64.79	63.83	1 %	8 %	68.89	63.83	8 %
Cash Dividends Declared Per Common Share	0.88	0.80	0.80	0.80	0.80	10 %	10 %	2.48	2.30	8 %
Dividend Payout Ratio	25.9 %	18.9 %	29.5 %	33.1 %	34.9 %	7.0 pts	(9.0) pts	24.0 %	36.4 %	(12.4) pts
Financial Ratios:										
Return on Average Common Equity	20.1 %	25.9 %	17.4 %	15.4 %	14.8 %	(5.8) pts	5.3 pts	21.2 %	14.0 %	7.2 pts
Pre-Tax Margin (FTE)[1]	34.9 %	39.6 %	32.0 %	30.3 %	30.8 %	(4.7) pts	4.1 pts	35.8 %	28.8 %	7.0 pts
Noninterest Income to Total Revenue (FTE)[1]	70.5 %	74.8 %	70.1 %	69.4 %	70.6 %	(4.3) pts	(0.1) pts	72.0 %	70.1 %	1.9 pts
Trust Fees to Total Revenue (FTE)[1]	59.6 %	49.9 %	60.6 %	61.2 %	62.3 %	9.7 pts	(2.7) pts	56.3 %	62.1 %	(5.8) pts
Capital Ratios:[2]										
Standardized Approach										
Common Equity Tier 1 Capital	12.4 %	12.2 %	12.0 %	12.6 %	12.4 %	0.2 pts	— pts	12.4 %	12.4 %	— pts
Tier 1 Capital	13.3 %	13.1 %	12.9 %	13.5 %	13.4 %	0.2 pts	(0.1) pts	13.3 %	13.4 %	(0.1) pts
Total Capital	15.8 %	15.5 %	15.3 %	16.1 %	15.1 %	0.3 pts	0.7 pts	15.8 %	15.1 %	0.7 pts
Tier 1 Leverage	7.8 %	7.6 %	7.3 %	7.8 %	8.0 %	0.2 pts	(0.2) pts	7.8 %	8.0 %	(0.2) pts
Advanced Approach										
Common Equity Tier 1 Capital	14.4 %	14.3 %	14.3 %	15.0 %	15.1 %	0.1 pts	(0.7) pts	14.4 %	15.1 %	(0.7) pts
Tier 1 Capital	15.4 %	15.3 %	15.3 %	16.0 %	16.2 %	0.1 pts	(0.8) pts	15.4 %	16.2 %	(0.8) pts
Total Capital	18.0 %	17.9 %	18.0 %	18.8 %	18.0 %	0.1 pts	— pts	18.0 %	18.0 %	— pts
Tier 1 Leverage	7.8 %	7.6 %	7.3 %	7.8 %	8.0 %	0.2 pts	(0.2) pts	7.8 %	8.0 %	(0.2) pts
Supplementary Leverage	8.5 %	8.6 %	8.5 %	8.7 %	8.9 %	(0.1) pts	(0.4) pts	8.5 %	8.9 %	(0.4) pts
Client Assets - End of Period ($ in Billions):[3]										
Assets Under Custody/Administration	$ 19,896.6	$ 20,000.2	$ 18,553.9	$ 18,716.1	$ 18,247.6	(1)%	9 %	$ 19,896.6	$ 18,247.6	9 %
Assets Under Custody	15,801.2	15,938.8	14,775.3	14,889.1	14,439.1	(1)%	9 %	15,801.2	14,439.1	9 %
Assets Under Management	1,963.0	1,969.9	1,784.9	1,803.2	1,772.7	— %	11 %	1,963.0	1,772.7	11 %
Full Time Equivalent Employees	23,800	23,600	23,600	23,800	23,600	1 %	1 %	23,800	23,600	1 %

[1] Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 11 for further detail.

[2] Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

[3] Client Assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

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Northern Trust Corporation

NET INCOME TRENDS

($ in Millions except per share information)

						% Change[2] Q3 2026 vs.		Year-to Date		
	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025	2026	2025	% Change[2]
Asset Servicing Trust, Investment and Other Servicing Fees	$ 761.5	$ 757.4	$ 740.5	$ 729.6	$ 706.9	1 %	8 %	$ 2,259.4	$ 2,070.6	9 %
WM Trust, Investment and Other Servicing Fees	611.5	592.1	600.9	577.8	558.6	3 %	9 %	1,804.5	1,639.8	10 %
Total Fees	1,373.0	1,349.5	1,341.4	1,307.4	1,265.5	2 %	8 %	4,063.9	3,710.4	10 %
Foreign Exchange Trading Income	84.1	97.1	87.7	74.3	57.2	(13)%	47 %	268.9	166.5	61 %
Security Commissions and Trading Income	52.0	55.6	52.1	49.9	41.8	(6)%	25 %	159.8	120.5	33 %
Other Operating Income	113.9	594.2	70.4	49.9	70.1	(81)%	62 %	778.5	196.5	N/M
Investment Security Gains (Losses), net	—	(73.9)	—	—	—	N/M	N/M	(73.9)	—	N/M
Total Noninterest Income	1,623.0	2,022.5	1,551.6	1,481.5	1,434.6	(20)%	13 %	5,197.2	4,193.9	24 %
Net Interest Income (FTE)[1]	679.1	683.1	661.6	654.3	596.3	(1)%	14 %	2,023.8	1,785.2	13 %
Total Revenue (FTE)[1]	2,302.1	2,705.6	2,213.2	2,135.8	2,030.9	(15)%	13 %	7,221.0	5,979.1	21 %
Provision for Credit Losses	5.4	(5.3)	(3.0)	(8.0)	(17.0)	N/M	N/M	(3.0)	0.5	N/M
Compensation and Benefits	761.1	868.0	822.2	806.3	740.5	(12)%	3 %	2,451.3	2,227.1	10 %
Outside Services	252.1	246.3	236.7	248.1	248.2	2 %	2 %	735.1	740.4	(1)%
Equipment and Software	319.9	378.5	308.1	301.1	294.2	(15)%	9 %	1,006.5	868.8	16 %
Occupancy	53.1	53.5	51.3	56.4	55.0	(1)%	(3)%	158.0	160.9	(2)%
Other Operating Expense	106.3	92.3	89.7	85.4	85.0	15 %	25 %	288.4	259.9	11 %
Total Noninterest Expense	1,492.5	1,638.6	1,508.0	1,497.3	1,422.9	(9)%	5 %	4,639.3	4,257.1	9 %
Income before Income Taxes (FTE)[1]	804.2	1,072.3	708.2	646.5	625.0	(25)%	29 %	2,584.7	1,721.5	50 %
Provision for Income Taxes	153.6	272.5	175.1	167.8	161.9	(44)%	(5)%	601.2	434.8	38 %
Taxable Equivalent Adjustment	7.7	7.6	7.6	12.7	5.5	1 %	41 %	22.9	15.8	45 %
Net Income	**$ 642.9**	**$ 792.2**	**$ 525.5**	**$ 466.0**	**$ 457.6**	**(19)%**	**40 %**	**$ 1,960.6**	**$ 1,270.9**	**54 %**
Earnings Per Share - Basic	$ 3.42	$ 4.25	$ 2.72	$ 2.44	$ 2.30	(20)%	49 %	$ 10.38	$ 6.34	64 %
Earnings Per Share - Diluted	$ 3.40	$ 4.23	$ 2.71	$ 2.42	$ 2.29	(20)%	48 %	$ 10.33	$ 6.32	63 %
Average Diluted Shares (000s)	183,174	184,890	186,539	188,582	191,001	(1)%	(4)%	184,855	193,481	(4)%
Preferred Dividends	$ 16.2	$ 4.7	$ 16.2	$ 4.7	$ 16.2	N/M	— %	$ 37.1	$ 37.1	— %
Effective Tax Rate	19.3 %	25.6 %	25.0 %	26.5 %	26.1 %	(6.3) pts	(6.8) pts	23.5 %	25.5 %	(2.0) pts

[1] Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

[2] Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

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Northern Trust Corporation

Reporting Segment Results[1]

($ in Millions)

	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	% Change Q3 2026 vs. Q2 2026	% Change Q3 2026 vs. Q3 2025	Year-to-Date 2026	Year-to-Date 2025	% Change
Asset Servicing										
Custody & Fund Administration	$ 511.7	$ 512.3	$ 497.6	$ 496.4	$ 482.7	— %	6 %	$ 1,521.7	$ 1,405.2	8 %
Investment Management	175.6	172.2	169.2	165.8	159.6	2 %	10 %	517.0	469.4	10 %
Securities Lending	29.4	29.4	23.3	23.1	21.2	— %	38 %	82.2	59.3	39 %
Other	44.8	43.5	50.4	44.3	43.4	3 %	3 %	138.5	136.7	1 %
Total Asset Servicing Trust, Investment and Other Servicing Fees	**$ 761.5**	**$ 757.4**	**$ 740.5**	**$ 729.6**	**$ 706.9**	**1 %**	**8 %**	**$ 2,259.4**	**$ 2,070.6**	**9 %**
Income before Income Taxes (FTE)[2]	$ 405.2	$ 323.3	$ 373.3	$ 325.8	$ 294.4	25 %	38 %	$ 1,101.7	$ 801.3	37 %
Pre-Tax Margin (FTE)[2]	30.3 %	23.7 %	28.3 %	25.5 %	24.7 %	6.6 pts	5.6 pts	27.4 %	23.0 %	4.4 pts
Average Loans	$ 5,321.3	$ 5,800.6	$ 5,632.5	$ 5,746.0	$ 5,399.9	(8)%	(1)%	$ 5,583.6	$ 5,652.7	(1)%
Average Deposits	95,765.9	100,980.6	102,421.0	92,611.0	90,195.3	(5)%	6 %	99,698.2	91,669.5	9 %
Wealth Management										
Private Wealth	$ 494.3	$ 483.0	$ 486.0	$ 470.5	$ 457.1	2 %	8 %	$ 1,463.3	$ 1,330.0	10 %
Global Family Office	117.2	109.1	114.9	107.3	101.5	7 %	16 %	341.2	309.8	10 %
Total Wealth Management Trust, Investment and Other Servicing Fees	**$ 611.5**	**$ 592.1**	**$ 600.9**	**$ 577.8**	**$ 558.6**	**3 %**	**9 %**	**$ 1,804.5**	**$ 1,639.8**	**10 %**
Income before Income Taxes (FTE)[2]	$ 391.6	$ 333.5	$ 330.2	$ 341.8	$ 342.4	17 %	14 %	$ 1,060.5	$ 956.1	11 %
Pre-Tax Margin (FTE)[2]	41.1 %	37.4 %	37.1 %	38.9 %	40.5 %	3.7 pts	0.6 pts	38.7 %	38.3 %	0.4 pts
Average Loans	$ 36,409.6	$ 35,767.0	$ 35,261.8	$ 34,812.3	$ 36,100.7	2 %	1 %	$ 35,817.0	$ 35,593.9	1 %
Average Deposits	27,524.0	26,715.1	26,469.8	26,572.2	25,370.4	3 %	8 %	26,906.8	25,317.3	6 %
Other										
Income before Income Taxes (FTE)[2]	$ 7.4	$ 415.5	$ 4.7	$ (21.1)	$ (11.8)	(98)%	(163)%	$ 422.5	$ (35.9)	N/M
Average Deposits	130.1	150.0	141.0	646.0	1,134.9	(13)%	(89)%	140.3	1,348.6	(90)%

(1) Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.

(2) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent section on pages 10 and 11 for further detail.

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9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2026 9/30/2025 $ 37,779.1 $ 50,556.4 $ 41,757.3 $ 53,456.0 $ 49,328.9 (25)% (23)% 6,294.9 6,160.0 6,343.0 6,540.8 6,404.5 2% (2)% 471.2 426.5 1,678.9 2,654.1 1,856.3 10% (75)% Available For Sale 42,852.3 38,123.1 36,913.2 34,036.5 32,889.2 12% 30 % Held To Maturity 21,646.8 23,492.1 24,286.2 23,429.6 22,974.9 (8)% (6)% Total Debt Securities 64,499.1 61,615.2 61,199.4 57,466.1 55,864.1 5% 15% 41,716.7 43,822.0 42,505.5 41,948.3 42,949.4 (5)% (3)% 3,643.7 3,499.3 8,415.9 4,128.9 2,676.2 4% 36 % Total Earning Assets 154,404.7 166,079.4 161,900.0 166,194.2 159,079.4 (7)% (3)% (159.8) (168.4) (169.7) (175.0) (174.6) (5)% (8)% 1,625.0 1,201.7 1,407.7 1,130.7 976.8 35% 66% 444.7 447.6 447.5 464.6 457.1 (1)% (3)% 707.8 709.6 709.5 712.9 712.9 — % (1)% 10,247.9 11,027.3 10,279.3 8,805.3 9,211.7 (7)% 11 % Total Assets $ 167,270.3 $ 179,297.2 $ 174,574.3 $ 177,132.7 $ 170,263.3 (7)% (2)% $ 30,585.0 $ 34,419.1 $ 29,309.7 $ 28,984.1 $ 29,040.1 (11)% 5% 4,765.4 4,686.9 5,238.4 6,418.9 7,358.7 2% (35)% 72,700.9 78,274.0 75,850.7 80,046.1 73,509.9 (7)% (1)% Total Interest-Bearing Deposits 108,051.3 117,380.0 110,398.8 115,449.1 109,908.7 (8)% (2)% 1,566.2 1,568.9 1,974.3 2,141.1 1,751.9 — % (11)% 397.4 175.6 330.5 292.2 371.5 126% 7% 8,685.6 8,627.2 7,839.5 7,158.3 6,580.0 1% 32% 3,288.4 3,331.2 3,345.5 3,351.5 2,847.2 (1)% 15% 2,026.4 2,073.3 2,881.6 3,484.4 4,094.3 (2)% (51)% Total Interest-Bearing Liabilities 124,015.3 133,156.2 126,770.2 131,876.6 125,553.6 (7)% (1)% 24,125.7 28,200.0 29,299.4 27,348.6 25,892.4 (14)% (7)% 5,766.4 4,539.4 5,517.4 4,949.6 5,861.3 27% (2)% Total Liabilities 153,907.4 165,895.6 161,587.0 164,174.8 157,307.3 (7)% (2)% 13,196.7 13,068.4 12,739.0 12,663.5 12,706.2 1% 4% (718.7) (551.7) (636.6) (590.5) (635.1) 30% 13% 884.9 884.9 884.9 884.9 884.9 — % — % Total Stockholders' Equity 13,362.9 13,401.6 12,987.3 12,957.9 12,956.0 — % 3 % Total Liabilities and Stockholders' Equity $ 167,270.3 $ 179,297.2 $ 174,574.3 $ 177,132.7 $ 170,263.3 (7)% (2)% (1) (2) (3) (4) (5) Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above. Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago. Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC. Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC. Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC. Long-Term Debt Other Borrowings(4) Senior Notes Demand and Other Noninterest-Bearing Deposits Other Liabilities Common Equity, excluding Accumulated Other Comprehensive Income Preferred Equity Accumulated Other Comprehensive Income (Loss) Savings, Money Market and Other Savings Certificates and Other Time Federal Funds Purchased Securities Sold under Agreements to Repurchase Non-U.S. Offices - Interest-Bearing Other Assets Goodwill Cash and Due From Banks and Other Central Bank Deposits(3) Buildings and Equipment Liabilities and Stockholders' Equity Debt Securities: Federal Funds Sold and Securities Purchased under Agreements to Resell Federal Reserve and Other Central Bank Deposits Interest-Bearing Due from and Deposits with Banks(1) Allowance for Credit Losses Other Interest-Earning Assets(2) Loans Assets Northern Trust Corporation END OF PERIOD BALANCE SHEET ($ in Millions) 9/30/2026(5) vs. Page 4

Northern Trust Corporation

REGULATORY CAPITAL[1]

END OF PERIOD

($ in Millions)

	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026 vs. 6/30/2026	9/30/2026 vs. 9/30/2025
Standardized Approach							
Common Equity Tier 1 Capital	$ 11,555.6	$ 11,605.6	$ 11,173.5	$ 11,192.5	$ 11,199.3	— %	3 %
Tier 1 Capital	12,368.5	12,418.7	11,995.5	12,008.5	12,028.1	— %	3 %
Total Capital	14,650.7	14,706.5	14,288.1	14,304.2	13,581.9	— %	8 %
Risk-Weighted Assets	92,872.1	95,157.3	93,150.8	89,015.4	90,033.7	(2)%	3 %
Common Equity Tier 1 Capital Ratio	12.4 %	12.2 %	12.0 %	12.6 %	12.4 %	0.2 pts	— pts
Tier 1 Capital Ratio	13.3 %	13.1 %	12.9 %	13.5 %	13.4 %	0.2 pts	(0.1) pts
Total Capital Ratio	15.8 %	15.5 %	15.3 %	16.1 %	15.1 %	0.3 pts	0.7 pts
Advanced Approach							
Common Equity Tier 1 Capital	$ 11,555.6	$ 11,605.6	$ 11,173.5	$ 11,192.5	$ 11,199.3	— %	3 %
Tier 1 Capital	12,368.5	12,418.7	11,995.5	12,008.5	12,028.1	— %	3 %
Total Capital	14,466.1	14,516.2	14,092.9	14,105.8	13,375.2	— %	8 %
Risk-Weighted Assets	80,490.5	81,119.6	78,198.0	74,843.6	74,329.4	(1)%	8 %
Common Equity Tier 1 Capital Ratio	14.4 %	14.3 %	14.3 %	15.0 %	15.1 %	0.1 pts	(0.7) pts
Tier 1 Capital Ratio	15.4 %	15.3 %	15.3 %	16.0 %	16.2 %	0.1 pts	(0.8) pts
Total Capital Ratio	18.0 %	17.9 %	18.0 %	18.8 %	18.0 %	0.1 pts	— pts
Leverage							
Average Adjusted Total Assets	$ 158,196.9	$ 162,601.3	$ 164,381.7	$ 154,083.9	$ 150,208.9	(3)%	5 %
Tier 1 Leverage Ratio	7.8 %	7.6 %	7.3 %	7.8 %	8.0 %	0.2 pts	(0.2) pts
Supplementary Leverage							
Supplementary Leverage Exposure	$ 144,826.4	$ 144,498.8	$ 141,713.4	$ 138,123.4	$ 135,904.7	— %	7 %
Supplementary Leverage Ratio	8.5 %	8.6 %	8.5 %	8.7 %	8.9 %	(0.1) pts	(0.4) pts

(1) Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

Page 5

% Change(5) Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2026 Q3 2025 2026 2025 % Change(5) $ 33,601.3 $ 38,322.9 $ 42,554.7 $ 35,035.8 $ 33,754.2 (12)% — % $ 38,126.8 $ 38,177.7 — % 6,350.5 6,304.2 6,014.6 6,049.6 5,237.7 1% 21% 6,224.4 5,146.9 21% 523.4 521.9 1,186.8 1,593.7 1,300.4 — % (60)% 741.6 806.0 (8)% Available For Sale 39,994.9 37,775.8 35,780.4 33,714.2 33,022.7 6% 21% 37,865.8 31,545.8 20 % Held To Maturity 22,629.8 23,604.2 23,883.3 23,151.0 22,129.7 (4)% 2% 23,367.9 21,617.0 8 % Total Debt Securities 62,624.7 61,380.0 59,663.7 56,865.2 55,152.4 2% 14% 61,233.7 53,162.8 15% 41,730.9 41,567.6 40,894.3 40,558.3 41,500.6 — % 1% 41,400.6 41,246.6 — % 2,753.7 3,194.6 3,363.3 2,935.5 2,393.6 (14)% 15% 3,101.6 2,521.1 23 % Total Earning Assets 147,584.5 151,291.2 153,677.4 143,038.1 139,338.9 (2)% 6% 150,828.7 141,061.1 7% (168.5) (169.9) (175.1) (174.8) (188.0) (1)% (10)% (171.1) (179.6) (5)% 1,133.9 1,313.9 1,137.0 1,185.1 1,159.3 (14)% (2)% 1,194.9 1,090.5 10% 451.0 453.1 459.8 462.3 468.4 — % (4)% 454.6 477.4 (5)% 711.0 712.5 713.5 711.0 712.6 — % — % 712.3 706.1 1% 9,524.0 9,975.0 9,484.7 9,704.0 9,550.3 (5)% — % 9,661.4 9,854.9 (2)% Total Assets $ 159,235.9 $ 163,575.8 $ 165,297.3 $ 154,925.7 $ 151,041.5 (3)% 5% $ 162,680.8 $ 153,010.4 6% $ 32,027.3 $ 32,356.8 $ 29,244.9 $ 27,725.8 $ 28,348.7 (1)% 13% $ 31,219.9 $ 28,291.2 10% 4,707.8 5,059.1 5,785.2 6,754.3 6,700.1 (7)% (30)% 5,180.1 6,741.4 (23)% 68,239.2 70,929.3 75,261.9 67,454.2 65,354.5 (4)% 4% 71,451.0 66,658.9 7 % Total Interest-Bearing Deposits 104,974.3 108,345.2 110,292.0 101,934.3 100,403.3 (3)% 5% 107,851.0 101,691.5 6% 2,148.4 2,338.3 2,576.7 2,357.7 2,467.7 (8)% (13)% 2,352.9 2,443.7 (4)% 616.4 677.2 483.8 499.2 500.4 (9)% 23% 593.0 509.3 16% 8,789.9 8,255.7 7,638.3 7,059.4 6,938.4 6% 27% 8,232.2 6,990.0 18% 3,319.1 3,335.9 3,352.8 3,087.3 2,839.6 (1)% 17% 3,335.8 2,813.4 19% 2,056.0 2,856.9 3,472.7 3,909.8 4,092.0 (28)% (50)% 2,790.0 4,087.8 (32)% Total Interest-Bearing Liabilities 121,904.1 125,809.2 127,816.3 118,847.7 117,241.4 (3)% 4% 125,154.9 118,535.7 6% 18,445.7 19,500.5 18,739.8 17,894.9 16,297.3 (5)% 13% 18,894.3 16,643.9 14% 5,660.8 5,171.5 5,980.0 5,404.7 4,795.8 9% 18% 5,602.9 5,189.4 8 % Total Liabilities 146,010.6 150,481.2 152,536.1 142,147.3 138,334.5 (3)% 6% 149,652.1 140,369.0 7% 12,917.8 12,778.5 12,443.4 12,508.2 12,496.7 1% 3% 12,714.9 12,508.0 2% (577.4) (568.8) (567.1) (614.7) (674.6) 2% (14)% (571.1) (751.5) (24)% 884.9 884.9 884.9 884.9 884.9 — % — % 884.9 884.9 — % Total Stockholders' Equity 13,225.3 13,094.6 12,761.2 12,778.4 12,707.0 1% 4% 13,028.7 12,641.4 3 % Total Liabilities and Stockholders' Equity $ 159,235.9 $ 163,575.8 $ 165,297.3 $ 154,925.7 $ 151,041.5 (3)% 5% $ 162,680.8 $ 153,010.4 6% (1) (2) (3) (4) (5) Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago. Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC. Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above. Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC. Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC. Long-Term Debt Senior Notes Securities Sold under Agreements to Repurchase Other Borrowings(4) Demand and Other Noninterest-Bearing Deposits Other Liabilities Preferred Equity Accumulated Other Comprehensive Income (Loss) Common Equity, excluding Accumulated Other Comprehensive Income Savings, Money Market and Other Federal Funds Purchased Non-U.S. Offices - Interest-Bearing Savings Certificates and Other Time Year-to DateQ3 2026 vs. Other Assets Goodwill Cash and Due From Banks and Other Central Bank Deposits(3) Buildings and Equipment Liabilities and Stockholders' Equity Debt Securities: Federal Funds Sold and Securities Purchased under Agreements to Resell Federal Reserve and Other Central Bank Deposits Interest-Bearing Due from and Deposits with Banks(1) Allowance for Credit Losses Other Interest-Earning Assets(2) Loans Assets Northern Trust Corporation BALANCE SHEET TRENDS PERIOD AVERAGES ($ in Millions) Page 6

Northern Trust Corporation

INTEREST RATE TRENDS (FTE[1] Basis)

PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 10 and 11. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

						Q3 2026 vs.		Year-to Date		
Earnings Assets	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025	2026	2025	% Change
Federal Reserve and Other Central Bank Deposits	3.54 %	3.44 %	3.46 %	3.63 %	3.84 %	10 bps	(30) bps	3.48 %	4.00 %	(52) bps
Interest-Bearing Due from and Deposits with Banks[2]	1.38 %	1.16 %	1.31 %	1.35 %	1.57 %	22 bps	(19) bps	1.28 %	1.71 %	(43) bps
Federal Funds Sold and Securities Purchased under Agreements to Resell[3][4]	499.98 %	602.18 %	282.59 %	183.61 %	217.12 %	(10,220) bps	28,286 bps	409.26 %	346.96 %	6,230 bps
Debt Securities:										
Available for Sale	4.24 %	4.22 %	4.18 %	4.41 %	4.60 %	2 bps	(36) bps	4.21 %	4.67 %	(46) bps
Held to Maturity	2.07 %	2.06 %	2.05 %	1.85 %	1.79 %	1 bps	28 bps	2.06 %	1.86 %	20 bps
Total Debt Securities	3.45 %	3.39 %	3.33 %	3.37 %	3.47 %	6 bps	(2) bps	3.39 %	3.53 %	(14) bps
Loans and Leases	5.02 %	4.99 %	5.08 %	5.33 %	5.59 %	3 bps	(57) bps	5.03 %	5.63 %	(60) bps
Other Interest-Earning Assets[5]	3.77 %	3.73 %	3.62 %	4.44 %	3.81 %	4 bps	(4) bps	3.70 %	3.83 %	(13) bps
Total Earning Assets	**5.59 %**	**5.82 %**	**5.92 %**	**5.93 %**	**6.12 %**	**(23) bps**	**(53) bps**	**5.78 %**	**6.17 %**	**(39) bps**
Interest-Bearing Funds										
Savings, Money Market and Other	2.70 %	2.58 %	2.57 %	2.72 %	3.16 %	12 bps	(46) bps	2.62 %	3.13 %	(51) bps
Savings Certificates and Other Time	3.61 %	3.68 %	3.87 %	4.14 %	4.25 %	(7) bps	(64) bps	3.73 %	4.35 %	(62) bps
Non-U.S. Offices - Interest-Bearing	1.82 %	1.75 %	1.89 %	1.89 %	2.19 %	7 bps	(37) bps	1.82 %	2.41 %	(59) bps
Total Interest-Bearing Deposits	2.17 %	2.09 %	2.18 %	2.26 %	2.60 %	8 bps	(43) bps	2.15 %	2.74 %	(59) bps
Federal Funds Purchased	3.62 %	3.36 %	3.35 %	3.59 %	3.99 %	26 bps	(37) bps	3.44 %	3.98 %	(54) bps
Securities Sold under Agreements to Repurchase[3][6]	417.33 %	455.90 %	674.42 %	567.72 %	551.02 %	(3,857) bps	(13,369) bps	501.16 %	537.83 %	(3,667) bps
Other Borrowings[7]	4.02 %	3.88 %	4.01 %	4.17 %	4.55 %	14 bps	(53) bps	3.97 %	4.58 %	(61) bps
Senior Notes	5.01 %	4.95 %	4.97 %	5.19 %	5.50 %	6 bps	(49) bps	4.98 %	5.57 %	(59) bps
Long-Term Debt	5.50 %	5.38 %	5.35 %	5.38 %	5.46 %	12 bps	4 bps	5.40 %	5.49 %	(9) bps
Total Interest-Bearing Liabilities	**4.56 %**	**4.83 %**	**5.01 %**	**4.96 %**	**5.26 %**	**(27) bps**	**(70) bps**	**4.80 %**	**5.33 %**	**(53) bps**
Net Interest Spread	**1.03 %**	**0.99 %**	**0.91 %**	**0.97 %**	**0.86 %**	**4 bps**	**17 bps**	**0.98 %**	**0.84 %**	**14 bps**
Net Interest Margin	**1.83 %**	**1.81 %**	**1.75 %**	**1.81 %**	**1.70 %**	**2 bps**	**13 bps**	**1.79 %**	**1.69 %**	**10 bps**

(1) Fully taxable equivalent. FTE adjustments are based on a federal income tax rate of 21%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.

(2) Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3) Includes the impact of balance sheet netting under master netting arrangements of approximately $69.0 billion and $80.3 billion for the three and nine months ended September 30, 2026, respectively, primarily related to our involvement in FICC. Northern Trust nets securities sold under repurchase agreements against those purchased under resale agreements when the GAAP requirements to net are met.

(4) Excluding the impact of netting, the average interest rate on Federal Funds Sold and Securities Purchased under Agreements to Resell would be approximately 3.76% and 3.75% for the three and nine months ended September 30, 2026, respectively.

(5) Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(6) Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 3.69% and 3.67% for the three and nine months ended September 30, 2026, respectively.

(7) Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Page 7

Northern Trust Corporation
ASSET QUALITY
END OF PERIOD
($ in Millions)

	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026 vs. 6/30/2026	9/30/2026 vs. 9/30/2025
Beginning Allowance for Credit Losses	$ 190.3	$ 195.2	$ 198.3	$ 206.7	$ 224.1	(3)%	(15)%
Provision for Credit Losses	5.4	(5.3)	(3.0)	(8.0)	(17.0)	N/M	N/M
(Charge-offs) Recoveries							
Charge-offs	(11.6)	(0.2)	(0.4)	(1.4)	(2.1)	N/M	N/M
Recoveries	0.6	0.6	0.3	1.0	1.7	— %	(65)%
Net (Charge-offs) Recoveries	(11.0)	0.4	(0.1)	(0.4)	(0.4)	N/M	N/M
Ending Allowance for Credit Losses	**$ 184.7**	**$ 190.3**	**$ 195.2**	**$ 198.3**	**$ 206.7**	**(3)%**	**(11)%**
Allowance for Credit Losses Assigned to:							
Loans	$ 153.5	$ 160.9	$ 161.1	$ 164.3	$ 164.4	(5)%	(7)%
Undrawn Loan Commitments and Standby Letters of Credit	24.9	21.9	25.5	23.3	32.1	14 %	(22)%
Debt Securities and Other Financial Assets	6.3	7.5	8.6	10.7	10.2	(16)%	(38)%
Total Allowance for Credit Losses	**$ 184.7**	**$ 190.3**	**$ 195.2**	**$ 198.3**	**$ 206.7**	**(3)%**	**(11)%**
Average Loans Outstanding	$ 41,730.9	$ 41,567.6	$ 40,894.3	$ 40,558.3	$ 41,500.6	— %	1 %
Annualized Loan-Related Net (Charge-offs) Recoveries to Average Loans	(0.11)%	— %	— %	— %	— %	(11) bps	(11) bps
End of Period Loans Outstanding	$ 41,716.7	$ 43,822.0	$ 42,505.5	$ 41,948.3	$ 42,949.4	(5)%	(3)%
Allowance for Credit Losses Assigned to Loans to Total Loans	0.37 %	0.37 %	0.38 %	0.39 %	0.38 %	— bps	(1) bps
Nonaccrual Assets							
Nonaccrual Loans	$ 55.5	$ 71.3	$ 55.0	$ 76.7	$ 78.8	(22)%	(30)%
Other Real Estate Owned (OREO)	1.6	—	—	—	—	— %	— %
Total Nonaccrual Assets	**$ 57.1**	**$ 71.3**	**$ 55.0**	**$ 76.7**	**$ 78.8**	**(20)%**	**(28)%**
Nonaccrual Assets to Loans and OREO	0.14 %	0.16 %	0.13 %	0.18 %	0.18 %	(2) bps	(4) bps
Loans Allowance to Nonaccrual	2.8x	2.3x	2.9x	2.1x	2.1x	0.5x	0.7x

Page 8

Northern Trust Corporation

CLIENT ASSETS[1]

END OF PERIOD

($ in Billions)

						9/30/2026 vs.	
Assets Under Management	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2026	9/30/2025
Asset Servicing	**$ 1,427.1**	**$ 1,436.0**	**$ 1,287.3**	**$ 1,296.0**	**$ 1,280.1**	**(1)%**	**11 %**
Asset allocation:							
Equities	790.8	787.0	688.3	712.6	702.5	— %	13 %
Fixed Income Securities	137.6	140.1	138.8	140.3	136.4	(2)%	1 %
Cash and Other Assets	247.3	269.8	244.2	235.3	235.1	(8)%	5 %
Securities Lending Collateral	251.4	239.1	216.0	207.8	206.1	5 %	22 %
Wealth Management	**$ 535.9**	**$ 533.9**	**$ 497.6**	**$ 507.2**	**$ 492.6**	**— %**	**9 %**
Asset allocation:							
Equities	333.0	330.3	295.8	303.0	299.0	1 %	11 %
Fixed Income Securities	93.8	96.8	94.8	94.9	93.6	(3)%	— %
Cash and Other Assets	108.4	106.0	106.4	108.8	99.5	2 %	9 %
Securities Lending Collateral	0.7	0.8	0.6	0.5	0.5	(13)%	40 %
Total Assets Under Management	**$ 1,963.0**	**$ 1,969.9**	**$ 1,784.9**	**$ 1,803.2**	**$ 1,772.7**	**— %**	**11 %**
Asset allocation:							
Equities	$ 1,123.8	$ 1,117.3	$ 984.1	$ 1,015.6	$ 1,001.5	1 %	12 %
Fixed Income Securities	231.4	236.9	233.6	235.2	230.0	(2)%	1 %
Cash and Other Assets	355.7	375.8	350.6	344.1	334.6	(5)%	6 %
Securities Lending Collateral	252.1	239.9	216.6	208.3	206.6	5 %	22 %
Assets Under Custody / Administration							
Asset Servicing	$ 18,533.7	$ 18,635.2	$ 17,288.6	$ 17,418.4	$ 16,990.4	(1)%	9 %
Wealth Management	1,362.9	1,365.0	1,265.3	1,297.7	1,257.2	— %	8 %
Total Assets Under Custody / Administration	**$ 19,896.6**	**$ 20,000.2**	**$ 18,553.9**	**$ 18,716.1**	**$ 18,247.6**	**(1)%**	**9 %**
Assets Under Custody							
Asset Servicing	**$ 14,452.9**	**$ 14,587.7**	**$ 13,521.1**	**$ 13,604.8**	**$ 13,195.0**	**(1)%**	**10 %**
Asset allocation:							
Equities	7,197.2	7,252.6	6,425.2	6,582.0	6,402.7	(1)%	12 %
Fixed Income Securities	4,328.3	4,407.1	4,305.6	4,271.9	4,140.8	(2)%	5 %
Cash and Other Assets	2,676.0	2,688.9	2,574.3	2,543.1	2,445.4	— %	9 %
Securities Lending Collateral	251.4	239.1	216.0	207.8	206.1	5 %	22 %
Wealth Management	**$ 1,348.3**	**$ 1,351.1**	**$ 1,254.2**	**$ 1,284.3**	**$ 1,244.1**	**— %**	**8 %**
Asset allocation:							
Equities	828.1	840.1	751.4	777.0	763.8	(1)%	8 %
Fixed Income Securities	168.5	171.1	161.8	163.9	157.1	(2)%	7 %
Cash and Other Assets	351.0	339.1	340.4	342.9	322.7	4 %	9 %
Securities Lending Collateral	0.7	0.8	0.6	0.5	0.5	(13)%	40 %
Total Assets Under Custody	**$ 15,801.2**	**$ 15,938.8**	**$ 14,775.3**	**$ 14,889.1**	**$ 14,439.1**	**(1)%**	**9 %**
Asset allocation:							
Equities	$ 8,025.3	$ 8,092.7	$ 7,176.6	$ 7,359.0	$ 7,166.5	(1)%	12 %
Fixed Income Securities	4,496.8	4,578.2	4,467.4	4,435.8	4,297.9	(2)%	5 %
Cash and Other Assets	3,027.0	3,028.0	2,914.7	2,886.0	2,768.1	— %	9 %
Securities Lending Collateral	252.1	239.9	216.6	208.3	206.6	5 %	22 %
Memo							
WM Global Family Office AUM	$ 205.6	$ 201.8	$ 187.5	$ 194.4	$ 186.1	2 %	10 %
WM Global Family Office AUC	953.6	955.3	883.5	908.2	875.8	— %	9 %

[1] Client Assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

Page 9

Northern Trust Corporation

RECONCILIATION TO FULLY TAXABLE EQUIVALENT

($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						% Change Q3 2026 vs.		Year-to Date		
	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025	2026	2025	% Change
Interest Income - GAAP	$ 2,073.1	$ 2,189.3	$ 2,234.0	$ 2,126.6	$ 2,144.3	(5)%	(3)%	$ 6,496.5	$ 6,498.0	— %
Add: FTE Adjustment	7.7	7.6	7.6	12.7	5.5	1 %	40 %	22.9	15.8	45 %
Interest Income (FTE) - Non-GAAP	2,080.8	2,196.9	2,241.6	2,139.3	2,149.8	(5)%	(3)%	6,519.4	6,513.8	— %
Net Interest Income - GAAP	671.4	675.5	654.0	641.6	590.8	(1)%	14 %	2,000.9	1,769.4	13 %
Add: FTE Adjustment	7.7	7.6	7.6	12.7	5.5	1 %	40 %	22.9	15.8	45 %
Net Interest Income (FTE) - Non-GAAP	679.1	683.1	661.6	654.3	596.3	(1)%	14 %	2,023.8	1,785.2	13 %
Total Revenue - GAAP	2,294.4	2,698.0	2,205.6	2,123.1	2,025.4	(15)%	13 %	7,198.1	5,963.3	21 %
Add: FTE Adjustment	7.7	7.6	7.6	12.7	5.5	1 %	40 %	22.9	15.8	45 %
Total Revenue (FTE) - Non-GAAP	2,302.1	2,705.6	2,213.2	2,135.8	2,030.9	(15)%	13 %	7,221.0	5,979.1	21 %
Income before Income Taxes - GAAP	796.5	1,064.7	700.6	633.8	619.5	(25)%	29 %	2,561.8	1,705.7	50 %
Add: FTE Adjustment	7.7	7.6	7.6	12.7	5.5	1 %	40 %	22.9	15.8	45 %
Income before Income Taxes (FTE) - Non-GAAP	804.2	1,072.3	708.2	646.5	625.0	(25)%	29 %	2,584.7	1,721.5	50 %

Page 10

Northern Trust Corporation

RECONCILIATION TO FULLY TAXABLE EQUIVALENT RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

						Q3 2026 vs.		Year-to Date		
	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2026	Q3 2025	2026	2025	Change
Pre-Tax Margin - GAAP [(1)]	34.7 %	39.5 %	31.8 %	29.9 %	30.6 %	-4.8 pts	4.1 pts	35.6 %	28.6 %	7.0 pts
Pre-Tax Margin (FTE) - Non-GAAP [(1)]	34.9 %	39.6 %	32.0 %	30.3 %	30.8 %	-4.7 pts	4.1 pts	35.8 %	28.8 %	7.0 pts
Noninterest Income to Total Revenue - GAAP [(2)]	70.7 %	75.0 %	70.4 %	69.8 %	70.8 %	-4.3 pts	-0.1 pts	72.2 %	70.3 %	1.9 pts
Noninterest Income to Total Revenue (FTE) - Non-GAAP [(2)]	70.5 %	74.8 %	70.1 %	69.4 %	70.6 %	-4.3 pts	-0.1 pts	72.0 %	70.1 %	1.9 pts
Trust Fees to Total Revenue - GAAP [(3)]	59.8 %	50.0 %	60.8 %	61.6 %	62.5 %	9.8 pts	(2.7) pts	56.5 %	62.2 %	(5.7) pts
Trust Fees to Total Revenue (FTE) - Non-GAAP [(3)]	59.6 %	49.9 %	60.6 %	61.2 %	62.3 %	9.7 pts	(2.7) pts	56.3 %	62.1 %	(5.8) pts
Net Interest Spread - GAAP [(4)]	1.01 %	0.97 %	0.89 %	0.94 %	0.85 %	0.04 pts	0.16 pts	0.96 %	0.83 %	0.13 pts
Net Interest Spread (FTE) - Non-GAAP [(4)]	1.03 %	0.99 %	0.91 %	0.97 %	0.86 %	0.04 pts	0.17 pts	0.98 %	0.84 %	0.14 pts
Net Interest Margin - GAAP [(5)]	1.80 %	1.79 %	1.73 %	1.78 %	1.68 %	0.01 pts	0.12 pts	1.77 %	1.68 %	0.09 pts
Net Interest Margin (FTE) - Non-GAAP [(5)]	1.83 %	1.81 %	1.75 %	1.81 %	1.70 %	0.02 pts	0.13 pts	1.79 %	1.69 %	0.10 pts

(1) Pre-Tax Margin is calculated by dividing income before income taxes by total revenue. Pre-Tax Margin on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.

(2) Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.

(3) Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.

(4) Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

(5) Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.

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